Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Significant components of the Income tax benefit (expense) on earnings from continuing operations were as follows:

For the years ended December 31,	2017	2016	2015
Current:
United States	$28,091	$2,285	$(7,174)
Foreign	(99,127)	(69,609)	(104,514)
State	(400)	(166)	(392)
Total current	(71,436)	(67,490)	(112,080)
Deferred:
United States	124,043	(2,226)	(2,919)
Foreign	27,216	32,786	18,735
State	11,485	2,490	900
Total deferred	162,744	33,050	16,716
Total income tax benefit (expense)	$91,308	$(34,440)	$(95,364)

For the years ended December 31, 2017, 2016 and 2015, foreign income from continuing operations before income taxes was $252,448, $879,257 and $86,877, respectively. For the years ended December 31, 2017, 2016 and 2015, domestic loss from continuing operations before income taxes was $323,070, $512,167 and $318,207, respectively.

Significant components of deferred tax assets and liabilities arising from continuing operations were as follows:

December 31,	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$674,088	$936,931
Depreciation	99,455	89,629
Deferred revenue	56,651	50,187
Allowance for doubtful accounts	25,525	28,767
Deferred compensation	42,684	60,972
Unrealized loss	56,857	70,930
Nondeductible reserves	40,001	34,146
Interest	17,457	9,172
Other	923	1,735
Total deferred tax assets	1,013,641	1,282,469
Deferred tax liabilities:
Investment in subsidiaries	101,437	94,691
Amortization of intangible assets	295,410	353,490
Total deferred tax liabilities	396,847	448,181
Net deferred tax assets	616,794	834,288
Valuation allowance for net deferred tax assets	(711,767)	(1,090,710)
Net deferred tax liabilities	$(94,973)	$(256,422)

The Tax Cuts & Jobs Act (TCJA) was enacted in December 2017. Among other things, the TCJA reduces the U.S. federal corporate tax rate from 35% to 21% beginning in 2018, requires companies to pay a one-time transition tax on previously unremitted earnings of non-U.S. subsidiaries that were previously tax deferred and creates new taxes on certain foreign-sourced earnings. The SEC staff issued Staff Accounting Bulletin (SAB) 118, which provides guidance on accounting for enactment effects of the TCJA. SAB 118 provides a measurement period of up to one year from the TCJA’s enactment date for companies to complete their accounting under ASC 740. In accordance with SAB 118, to the extent that a company’s accounting for certain income tax effects of the TCJA is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in its financial statements. If a company cannot determine a provisional estimate to be included in its financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the TCJA.

In connection with Laureate’s initial analysis of the impact of the enactment of the TCJA, the Company recorded a net tax benefit of $135,700 in the fourth quarter of 2017. Of this amount, $82,400 relates to the rate change and $53,400 relates to the valuation allowance release, net of rate adjustment, on the deferred tax assets other than net operating loss carryforwards (NOLs) that, when realized, will become indefinite-lived NOLs. For various reasons that are discussed more fully below, including the issuance of additional technical and interpretive guidance, Laureate has not completed its accounting for the income tax effects of certain elements of the TCJA, such as Global low-taxed income (GILTI) and permanent reinvestment. However, with respect to the transition tax and remeasurement of deferred taxes, Laureate was able to make reasonable estimates of the TCJA’s effects and, recorded provisional amounts.

Transition tax: The transition tax is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of the Company’s non-U.S. subsidiaries. To determine the amount of the transition tax, Laureate must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. Laureate was able to make a reasonable estimate of the transition tax and recorded a provisional obligation resulting in additional tax expense of $149,800 in the fourth quarter of 2017. However, Laureate is able to offset this liability with current year losses and, under alternative minimum tax, up to 90% of the remaining liability, with existing net operating losses, resulting in a net liability of $3,200. Additionally, the TCJA repeals the corporate alternative minimum tax prospectively. Thus, Laureate will also record a deferred tax asset for an amount equal to the payable under the alternative minimum tax, resulting in no net income tax expense related to the transition tax. The Company is continuing to gather additional information and will consider additional technical guidance to more precisely compute and account for the amount of the transition tax. This amount may change when Laureate finalizes the calculation of post-1986 foreign E&P previously deferred from U.S. federal taxation and finalizes the amounts held in cash or other specified assets.

Remeasurement of deferred tax assets/liabilities: Laureate remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21% under the TCJA and recorded a tax benefit in the amount of $82,400. Additionally, Laureate recorded a tax benefit related to the valuation allowance release, net of rate adjustment, on the deferred tax assets other than NOLs that, when realized, will become indefinite-lived NOLs in the amount of $53,400. Laureate is still analyzing certain aspects of the TCJA, including state conformity, considering additional technical guidance, and refining its calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.

Permanent Reinvestment: Laureate also is considering other impacts of the 2017 enactment of the TCJA including, but not limited to, effects on the Company’s indefinite-reinvestment assertion. As discussed further below, Laureate previously has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. Laureate is still analyzing the full effects of the TCJA, which may cause some reassessment of previous indefinite-reinvestment assertions with respect to certain jurisdictions.

GILTI: Laureate is considering the potential impacts of the GILTI provision within the TCJA on deferred tax assets/liabilities. Currently, Laureate has not yet elected a policy as to whether it will recognize deferred taxes for basis differences expected to reverse as GILTI or whether Laureate will account for GILTI as period costs if and when incurred. Laureate is not aware of other elements of the TCJA for which the Company was not yet able to make reasonable estimates of the enactment impact and for which it would continue accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before the TCJA.

At December 31, 2017, and 2016, undistributed earnings from foreign subsidiaries totaled $2,081,927 and $1,827,228, respectively. We have not recognized deferred tax liabilities for these undistributed earnings because we believe that they will be indefinitely reinvested outside of the United States. These earnings could become subject to additional taxes if they are remitted as dividends, loaned to us or to one of our United States affiliates, or if we sold our interests in the subsidiaries. It is not practicable for us to determine the amount of additional taxes that might be payable on the unremitted earnings. As noted above the impact of the enactment of the TCJA on the indefinite-reinvestment assertion has not been finalized and the position is therefore provisional as of December 31, 2017.

Approximately 74.53% (54.27% federal and 20.26% states) of our worldwide NOLs as of December 31, 2017 originated in the United States, derived from both federal and various state jurisdictions. The United States federal NOLs will begin to expire in 2027.

The valuation allowance relates to the uncertainty surrounding the realization of tax benefits primarily attributable to NOLs of the parent company and of certain foreign subsidiaries, and future deductible temporary differences that are available only to offset future taxable income of subsidiaries in certain jurisdictions.

The Company assesses the realizability of deferred tax assets by examining all available evidence, both positive and negative. A valuation allowance is recorded if negative evidence outweighs positive evidence. A company’s three-year cumulative loss position is significant negative evidence in considering whether deferred tax assets are realizable. Accounting guidance restricts the amount of reliance the Company can place on projected taxable income to support the recovery of the deferred tax assets. In 2017, the Company's valuation allowance was changed due to the impact of the TCJA. The major drivers of the change in balance are: impact of the US rate change in the amount of $215,600, utilization of the prior year NOLs in the amount of $53,600 and valuation allowance release, net of rate adjustment, on the deferred tax assets other than NOLs that when realized will become indefinite-lived NOLs in the amount of $53,400.

The reconciliations of the beginning and ending balances of the valuation allowance on deferred tax assets were as follows:

For the years ended December 31,	2017	2016	2015
Balance at beginning of period	$1,090,710	$1,033,216	$940,245
(Deductions) additions to costs and expenses	(19,530)	44,116	150,054
Additions: charges to other accounts (a)	—	13,378	—
Deductions (b)	(359,413)	—	(57,083)
Balance at end of period	$711,767	$1,090,710	$1,033,216

(a) Charges to other accounts includes reclassifications and foreign currency translation.
(b) Deductions include reclassifications and foreign currency translation, TCJA-related adjustments described in the paragraph above and reclassifications related to held-for-sale entities.

The reconciliations of the reported Income tax benefit (expense) to the amount that would result by applying the United States federal statutory tax rate of 35% to income from continuing operations before income taxes were as follows:

For the years ended December 31,	2017	2016	2015
Tax benefit (expense) at the United States statutory rate	$24,718	$(128,482)	$80,966
Permanent differences	(21,628)	(21,636)	(15,003)
State income tax benefit, net of federal tax effect	(1,154)	1,510	330
Tax effect of foreign income taxed at lower rate	34,652	71,347	10,770
Change in valuation allowance	(115,470)	(47,863)	(139,291)
Effect of tax contingencies	10,980	26,610	(32,326)
Tax credits	19,829	19,399	25,842
Withholding taxes	3,901	(26,163)	(24,459)
U.S. tax on repatriated earnings	(875)	(67,796)	(1,451)
Impairments	—	—	(36)
Sale of subsidiaries	—	139,335	—
Impact of Tax Cuts and Jobs Act:
Transition tax on unremitted earnings	(149,800)	—	—
Tax effect of rate changes	82,392	—	—
Change in valuation allowance	194,794	—	—
State income tax benefit, net of federal tax effect	8,360	—	—
Other	609	(701)	(706)
Total income tax benefit (expense)	$91,308	$(34,440)	$(95,364)

The reconciliations of the beginning and ending amount of unrecognized tax benefits were as follows:

For the years ended December 31,	2017	2016	2015
Beginning of the period	$82,852	$77,179	$64,199
Additions for tax positions related to prior years	5,997	12,812	30,325
Decreases for tax positions related to prior years	(10,095)	(3,440)	(12,350)
Additions for tax positions related to current year	11,551	14,795	47
Decreases for unrecognized tax benefits as a result of a lapse in the statute of limitations	(7,355)	(10,514)	(4,697)
Settlements for tax positions related to prior years	(44)	(7,980)	(345)
End of the period	$82,906	$82,852	$77,179

Laureate records interest and penalties related to uncertain tax positions as a component of Income tax expense. During the years ended December 31, 2017, 2016 and 2015, Laureate recognized interest and penalties related to income taxes of $5,985, $8,318 and $15,333, respectively. Laureate had $39,058 and $39,123 of accrued interest and penalties at December 31, 2017 and 2016, respectively. During the years ended December 31, 2017, 2016 and 2015, Laureate derecognized $8,584, $25,056 and $7,539, respectively, of previously accrued interest and penalties. Approximately $54,800 of unrecognized tax benefits, if recognized, will affect the effective income tax rate. It is reasonably possible that Laureate’s unrecognized tax benefits may decrease within the next 12 months by up to approximately $12,100 as a result of the lapse of statutes of limitations and as a result of the final settlement and resolution of outstanding tax matters in various jurisdictions.

Laureate and various subsidiaries file income tax returns in the United States federal jurisdiction, and in various states and foreign jurisdictions. With few exceptions, Laureate is no longer subject to United States federal, state and local, or foreign income tax examinations by tax authorities for years before 2011. United States federal and state statutes are generally open back to 2014; however, the Internal Revenue Service (the IRS) has the ability to challenge 2005 through 2013 net operating loss carryforwards. Statutes of other major jurisdictions, such as Brazil, Chile and Spain are open back to 2013, and Mexico is open back to 2008.

ICE Audit

During 2010 and 2013, Laureate was notified by the Spain Tax Authorities (STA) that two tax audits of our Spanish subsidiaries were being initiated for 2006 through 2007, and for 2008 through 2010, respectively. On June 29, 2012, the STA issued a final assessment to Iniciativas Culturales de España, S.L. (ICE), our Spanish holding company, for EUR 11,051 (US $13,118 at December 31, 2017), including interest, for the 2006 through 2007 period. Laureate has appealed this final assessment related to the 2006 through 2007 period and issued a cash-collateralized letter of credit in July 2012, in order to continue the appeal process. In October 2015, the STA issued a final assessment to ICE for the 2008 through 2010 period for approximately EUR 17,187 (approximately US $20,401 at December 31, 2017), including interest, for those three years. In order to continue the appeals process, we have issued cash-collateralized letters of credit for the 2008 to 2010 period assessment amount, plus interest and surcharges. In total, as of December 31, 2017 we have issued cash-collateralized letters of credit for the ICE tax audit matters of EUR 33,282 (US $39,505 at December 31, 2017), as also described in Note 12, Commitments and Contingencies.

During the quarter ended June 30, 2015, the Company reassessed its position regarding the ICE tax audit matters as a result of recent adverse decisions from the Spanish Supreme Court and the Spanish National Court on cases for taxpayers with similar facts and determined that it could no longer support a more-likely-than-not position. As a result, during 2015, the Company has recorded a provision totaling EUR 37,610 (approximately US $42,100) for the period January 1, 2006 through December 31, 2016. The Company plans to continue the appeals process for the periods already audited and assessed. During the second quarter of 2016, we were notified by the STA that tax audits of the Spanish subsidiaries were also being initiated for 2011 and 2012, and in July 2017 the tax audit was extended to include 2013; no assessments have yet been issued for these years. Also, during the second quarter of 2016, the Regional Administrative Court issued a decision against the Company on its appeal. The Company has further appealed at the Highest Administrative Court level, which appeal was rejected on January 23, 2018. The Company has appealed both decisions to the National Court. In the first quarter of 2018, the Company made payments to the STA totaling approximately EUR 29,600 (approximately US $35,100 at December 31, 2017) in order to reduce the amount of future interest that could be incurred as the appeals process continues. The payments were made using cash that collateralized the letters of credit discussed above.

Chile Tax Reform

On September 29, 2014, Chile enacted major income tax law changes. The significant change affecting the Company was the increase in income tax rates, which were retroactive to January 2014. The tax rates are increasing from 21% to 22.5% in 2015, 24% in 2016, 25.5% in 2017 and 27% in 2018 and beyond. Deferred taxes were revalued and a benefit of approximately $2,967, $850, $2,700 and $6,100 was recorded in 2017, 2016, 2015 and 2014, respectively. Prior to 2015, the law also included two alternative methods for computing shareholder-level income taxation. During 2015, the law changed to include one method for computing shareholder-level income taxation.